Long-Term Debt	12 Months Ended
Mar. 31, 2016
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
4. Long-Term Debt

	2016	2015
	(In thousands)
Revolving credit facility,
1.95% and 1.92%, due through 2017	$271,592	$233,000
Secured Industrial Revenue Development Bonds,
3.02%, and 2.97%, due through 2029	22,630	22,630
Secured promissory note,
6.98%, due through 2022	12,114	13,769
Lease financing obligations,
2.62%, due through 2020	5,313	-
Secured promissory note,
6.35%, due through 2020	2,474	3,122
2.00%, due through 2021	1,200	1,398
Other	216	245
	315,539	274,164
Less current portion	279,572	2,530
	35,967	271,634

See Note 3, Short-Term Borrowings, for discussion of the Revolver.

The Company’s debt agreements, including the Revolver, contain covenants that restrict the Company’s ability to incur additional indebtedness, pay dividends on the Company’s capital stock, make other restricted payments, including investments, sell the Company’s assets, incur liens, transfer all or substantially all of the Company’s assets and enter into consolidations or mergers. The Company’s debt agreements also require the Company to meet certain financial covenants, including a minimum fixed charge coverage ratio. The Revolver also contains borrowing base requirements related to accounts receivable and inventories. These financial requirements and ratios generally become more restrictive over time and are subject to allowances for seasonal fluctuations. The most restrictive financial covenant in the debt agreements is the fixed charge coverage ratio within the Master Reimbursement Agreement with Wells Fargo, which relates to the Secured Industrial Revenue Development Bonds. In connection with the Company’s decision to adopt the LIFO method of inventory accounting, effective December 30, 2007, the Company executed amendments to its debt agreements, which enable the Company to compute its financial covenants as if the Company were on the FIFO method of inventory accounting. The Company was in compliance with all such financial covenants as of March 31, 2016.

The Company's debt agreements limit the payment of dividends and other distributions. There is an annual total distribution limitation of $50,000, less aggregate annual dividend payments totaling $23,000 that the Company presently pays on two outstanding classes of preferred stock.

The Company has four outstanding Industrial Revenue Development Bonds (“IRBs”), totaling $22.6 million that are secured by direct pay letters of credit. The interest rates shown for these IRBs in the table above reflect the costs of the direct pay letters of credit and amortization of other related costs of those IRBs. A Master Reimbursement Agreement with Wells Fargo, which provides for the direct pay letters of credit, expires in July 2016.

The Company entered into sale-leaseback transaction that did not qualify for sale-leaseback accounting due to certain forms of continuing involvement and, as a result, the lease was classified as a financing transaction in the Company’s consolidated financial statements. Under the financing method, the assets remain on the consolidated balance sheet and the net proceeds received by the Company from these transactions are recorded as a lease financing liability. Payments under these leases are applied as payments of imputed interest and deemed principal on the underlying financing obligations. This lease generally provides for an initial term of 10 years with a nine year buyout option.

On August 1, 2013, the Company paid a final $36.7 million principal payment due on a secured note payable to John Hancock Life Insurance Company.

The carrying value of assets pledged for secured debt, including the Revolver, is $752.8 million.

Debt repayment requirements for the next five fiscal years are (in thousands):

Years ending March 31:
2017	$279,572
2018	7,904
2019	3,034
2020	2,531
2021	7,019
Thereafter	15,479
Total	$315,539